EXHIBIT 10.2

                                 PROMISSORY NOTE

US$200,000.00                                                     March 30, 2005

         FOR VALUE RECEIVED the undersigned, SECURAC CORP., a Nevada corporation having an office in the City of Edmonton, in the Province of Alberta (the "Company" or "Borrower") at the City of Calgary, in the Province of Alberta (the "Company" or "Borrower") at 2500, 520 - 5th Avenue S.W., Calgary, Alberta T2P 3R7 Canada, promises to pay GENERATION CAPITAL ASSOCIATES, a unincorporated firm having an office in the City of Atlanta in the State of Georgia (the "Holder") at 1085 Riverside Trace, Atlanta, GA, 30328, the sum of Two Hundred Thousand United States Dollars (US$200,000.00), payable in full upon the earlier to occur of the following (i) receipt by the Borrower of the amount of US$200,000 in satisfaction of a subscription for Common Stock of the Company pursuant to a Subscription Agreement dated October 31, 2004; and (ii) May 31, 2005, (the "Maturity Date"). Interest shall accrue on the unpaid principal balance of this Note from and after the date hereof at the rate of 6.00% per annum and shall be payable on the Maturity Date. Interest shall accrue on the unpaid principal balance of this Note, and interest on overdue and unpaid interest, from and after the Maturity Date, default and judgement, at a rate of 18.00% per annum. Any amount of interest not paid when due (including overdue and unpaid interest) shall bear interest at the aforesaid 18.00%, calculated and compounded monthly and shall be paid without the necessity of any demand being made, but if demand is made, on demand.

         The Borrower shall have the right to prepay this Note in full or in part at any time and from time to time prior to the Maturity Date of this Note. Any partial pre-payment shall be applied first against all accrued interest through the date of pre-payment and second against the principal outstanding.

         All payments of principal and interest made under this Note shall be made by wire transfer of immediately available funds pursuant to instructions provided by the Holder.

         The entire unpaid balance of principal of, and all accrued unpaid interest on, this Note shall, at the option of the Holder, become forthwith due and payable without notice or demand upon the happening of any of the following events of default: (a) default in payment as required hereunder and such default continues for 15 days after written notice that such payment is past due; or (b) appointment of a receiver of any property, common law assignment or trust mortgage for the benefit of creditors, the commencement of any kind of insolvency proceedings, or the filing of any proceedings under any bankruptcy or other law relating to the relief of debtors and the continuation of such action or proceeding is not dismissed within 30 days or more.

         If action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

         No delay or omission by the Holder in exercising or enforcing any of its powers, rights, privileges, remedies or discretions hereunder shall operate as a waiver thereof on that or any other occasion, and no single or partial exercise of any right hereunder shall preclude other or future exercise thereof. No waiver of any right or remedy hereunder on any occasion shall be construed as a bar or waiver of any such right or remedy on any future occasion, nor as a continuing waiver. The Borrower agrees that no variance, extension or renewal of this Note shall affect the absolute and unconditional liability of the Borrower hereunder.

         The Borrower hereby waives presentment, demand, notice of protest, suretyship defenses, and all other demands and notices in connection with the delivery, acceptance, performance, default and/or enforcement of this Note or of any rights hereunder. The Borrower will pay to the Holder on demand all reasonable costs and expenses, including attorneys' fees, relating to the collection and/or enforcement of this Note or of any rights hereunder.

            The Lender and the Borrower hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with this Note or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender or the Borrower. The Lender and the Borrower, and each of them, acknowledge and agree that they have received full and sufficient consideration for this provision and that this provision is a material inducement for the Lender providing the Loan to the Borrower.

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         All the  covenants,  stipulation,  promises and agreements in this Note contained by or on behalf of Borrower shall bind its successors and assigns, whether or not so expressed. This Note is transferable and assignable by the Holder.

         This Note may be signed in two or more counterparts, which taken together shall constitute one Note. Facsimile signatures shall be deemed to be original signatures for all purposes.

         The proceeds from the loan evidenced by this Note are to be used for business purposes only, and no part thereof is to be used for primarily consumer, personal, family or household purposes.

         Time is of the essence in the performance of each and every obligation of Borrower set forth herein.

         In the event that Holder consults with an attorney in connection with Borrower's performance of any obligation under this Note, Borrower shall pay all reasonable attorneys' fees and costs incurred by Holder.

         This Note shall be governed by and construed and enforced in accordance with the laws of the Province of Alberta, and to the extent applicable, the laws of Canada. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect.


         All notices given under this Note shall be in writing, and shall be deemed received: (1) upon delivery if given in person; (2) upon receipt if given by generally recognized overnight courier service; or (3) 48 hours after deposit with the United States Postal Service, certified or registered mail, return receipt requested, postage prepaid. Notices shall be given to Holder to the attention of the General Counsel at the address specified above, and notices to Borrower may be given to the address specified above.

                                              SECURAC CORP.

                                              By: /s/ Paul James Hookham
                                                  Paul James Hookham, C.F.O
                                                  (Name & Title)

                                              By: /s/ Bryce R. Mitchell
                                                  ------------------------------
                                                  Bryce R. Mitchell, EVP Sales
                                                  (Name & title)

                               PERSONAL GUARANTEE

         This Guarantee (this "Guarantee"), dated as of March 30, 2005, is made by Terry W. Allen, an Alberta resident, Bryce Mitchell, an Alberta resident, and Paul Hookham an Alberta resident, in favour of Generation Capital Associates, a firm having an office in Atlanta, Georgia.

         WHEREAS GENERAL CAPITAL ASSOCIATES (the "Lender") is lending the sum of Two Hundred Thousand Dollars in legal and lawful money of the United States of America (US$200,000) (the "Loan") to SECURAC CORP. (the "Borrower"), as evidenced by the promissory note (the "Note") dated on even date herewith;

         AND WHEREAS the Lender is willing to provide the Loan to the Borrower on condition of Terry W. Allen ("Allen"), Chief Executive Officer of Borrower, with an office at 1000 Manulife Place, 10180-101 Street, Edmonton, Alberta T5J 3S4 Canada, Bryce Mitchell ("Mitchell"), Executive Vice President - Sales of Borrower, Paul Hookham ("Hookham"), Chief Financial Officer of Borrower, both with an office located at 2500, 520 - 5th Avenue S.W., Calgary, Alberta T2P 1V6 Canada, jointly and severally personally guarantee repayment of the Loan when due of all sums due to Lender by Borrower hereunder in accordance with the terms of the Note (Allen, Mitchell and Hookham are collectively referred to herein as the "Guarantors");

         AND WHEREAS the Guarantors desire to execute and deliver this Guarantee in consideration of the Lender providing the Loan to the Borrower;

         Now therefore, in consideration of the foregoing and of the mutual covenants contained herein, the Guarantors hereby jointly and severally agree with the Lender as follows:

1. GUARANTEE. The Guarantors hereby unconditionally and irrevocably guarantees the full and prompt payment when due of any and all amounts due and payable under the Note.

2. OBLIGATIONS PAID IN ACCORDANCE WITH TERMS HEREOF. The Guarantors guarantee that each payment under the Note shall be paid in accordance with the terms and provisions thereof without regard to any applicable law now or hereafter in affect in any jurisdiction that might in any manner affect any of such terms or provisions or the rights of the Lender with respect hereto.

3. ENFORCEMENT OF GUARANTY. On the date on which the Loan is due and payable by the Borrower, Lender, in his sole discretion, may proceed directly against the Guarantors to exercise any right or remedy that Lender may have under this Guarantee without pursuing or exhausting any other right or remedy that Lender may have against the Borrower.

4. CONTINUING GUARANTEE. This Guarantee shall be a continuing Guarantee of all the guaranteed liabilities and shall apply to and secure any ultimate balance due or remaining unpaid to Lender; and this Guarantee shall be binding upon the Guarantors and his heirs, executors, administrators, successors and assigns and shall insure to and shall be enforceable by the Lender and its successors and assigns.

4. GUARANTY ABSOLUTE. The obligations of the Guarantors hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Note or any event that might otherwise constitute a legal or equitable discharge of a guarantor, and shall not be subject to any defense, counterclaim, setoff, recoupment, abatement, reduction or other determination that the Guarantors or the Borrower may have against Lender, it being agreed that the agreements and liabilities of the Guarantors hereunder shall not be discharged except by payment or as otherwise expressly provided in this Guarantee. The Guarantors acknowledge that there is no conditions precedent to the effectiveness of this Guarantee, and that this Guarantee is in full force and effect and is binding on the Guarantors as of the date written above.

5. ACCELERATION OF GURANTEE. The Guarantors agree that, in the event of any default described in the Note, and if such default shall occur at a time when any of the obligations of the Borrower may not then be due and payable, the Guarantors agree that it will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantors if all such obligations were then due and payable.

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6. RECOURSE.  Lender shall not be bound to exhaust  recourse against Borrower or others or any securities or other guarantees it may at any time hold before being entitled to payment from Guarantors, and the Guarantors renounce all benefits of discussion and division.

7. DEMAND FOR PAYMENT. The Guarantors' liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on the undersigned, or any one of them, and such demand shall be deemed to have been effectually made when an envelope containing such demand addressed to the undersigned or such one of them at the address of the undersigned or such one of them last know to the Lender is posted, postage prepaid, in the post office.

8. NO OTHER AGREEMENTS. This Guarantee embodies all the agreement between the parties hereto relative to the Guarantee and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that the Lender shall not be bound by any representations or promises made by Borrower to the Guarantors.

9. MISCELLANEOUS.

9.1 Governing Law. This Guarantee shall be governed in all respects by the laws of the Province of Alberta.

9.2 Enurement. This Guarantee shall not be discharged or affected by the death of the undersigned or any of them, and shall enure to the benefit and be binding upon Lender, its successors and assigns and the Guarantors, his heirs, executors, administrator's successors and assigns.

9.3 Guarantees Acknowledgement. Guarantors, and each of them, has duly executed before a Notary Public the attached Guarantees Acknowledgement Act Form, which is made a part of this Guarantee.

9.4 Waiver of Jury Trial. The Lender and the Guarantors hereby knowingly, voluntarily and intentionally waive any rights they or he may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with this Guarantee or the Note or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender or the Guarantors. The Lender and the Guarantors, and each of them, acknowledge and agree that they and he have received full and sufficient consideration for this provision and that this provision is a material inducement for the Lender providing the Loan to the Borrower.

9.5 Counterparts. This Guarantee may be executed in one or more counterparts, and by facsimile, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

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

9.6 No Waiver by Action. Any waiver or consent respecting any representation, warranty or other provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of the frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty or other provision of this Guaranty in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in this same, similar or other circumstances.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Guarantee to be executed and delivered as of the date set forth above.

SIGNED SEALED AND DELIVERED in the presence of:

/s/B. Nemeth                                  /s/ Terry W. Allen
-------------------------------------------   ----------------------------------
witness                                       Terry W. Allen


SIGNED SEALED AND DELIVERED in the presence of:

/s/ Edward B. Brown                           /s/ Bryce Mitchell
-------------------------------------------   ----------------------------------
witness                                       Bryce Mitchell

SIGNED SEALED AND DELIVERED in the presence of:

/s/ Edward B. Brown                           /s/ Paul Hookham
-------------------------------------------   ----------------------------------
witness                                       Paul Hookham



             SIGNATURE OF THIS GUARANTEE INVOVLES PERSONAL LIABILITY




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

                       GUARANTEES ACKNOWLEDGEMENT ACT FORM

                                   (SECTION 3)

                          CERTIFICATE OF NOTARY PUBLIC
                             I HEREBY CERTIFY THAT:


1. Terry W. Allen of Edmonton in the Province of Alberta, the guarantor in the guarantee dated March 30th, 2005 made between Generation Capital Associates and Terry W. Allen, which this certificate is attached to or noted on, appeared in person before me and acknowledged that he had executed the guarantee;

2. I satisfied myself by examination of him that he is aware of the contents of the guarantee and understands it.

GIVEN at Palm Desert, California this 30th day of March, 2005 under my hand and seal of office.


                                                  /s/ B. Nemeth
                                                  -----------------------------
                                                  A Notary Public in and for
                                                  Riverside, California


                                                  B. Nemeth
                                                  Commission #1503833
                                                  Notary Public-California
                                                  Riverside County
                                                  My Comm. Expires Jul 26, 2008


                             STATEMENT OF GUARANTOR


I am the person named in this certificate.


/s/ Terry W. Allen
----------------------------
(Signature of Guarantor)

                          CERTIFICATE OF NOTARY PUBLIC
                             I HEREBY CERTIFY THAT:


1. Bryce Mitchell of Bragg Creek in the Province of Alberta, the guarantor in the guarantee dated March 30, 2005 made between Generation Capital Associates and Bryce Mitchell, which this certificate is attached to or noted on, appeared in person before me and acknowledged that he had executed the guarantee;

2. I satisfied myself by examination of him that he is aware of the contents of the guarantee and understands it.

GIVEN at Calgary, Alberta this 30th day of March, 2005 under my hand and seal of office.


                                                    /s/ Edward B. Brown
                                                    ---------------------------
                                                    A Notary Public in and for
                                                    The Province of Alberta

                                                    Edward B. Brown
                                                    Student-at-Law


                             STATEMENT OF GUARANTOR


I am the person named in this certificate.


/s/ Bryce Mitchell
-------------------------
(Signature of Guarantor)

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

                          CERTIFICATE OF NOTARY PUBLIC
                             I HEREBY CERTIFY THAT:


1. Paul Hookham of Edmonton in the Province of Alberta, the guarantor in the guarantee dated March 30, 2005 made between Generation Capital Associates and Paul Hookham, which this certificate is attached to or noted on, appeared in person before me and acknowledged that he had executed the guarantee;

2. I satisfied myself by examination of him that he is aware of the contents of the guarantee and understands it.

GIVEN at Calgary, Alberta this 30th day of March, 2005 under my hand and seal of office.


                                                    /s/ Edward B. Brown
                                                    ---------------------------
                                                    A Notary Public in and for
                                                    The Province of Alberta

                                                    Edward B. Brown
                                                    Student-at-Law


                             STATEMENT OF GUARANTOR


I am the person named in this certificate.


/s/ Paul Hookham
------------------------
(Signature of Guarantor)

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